                                                                  SCHWABFUNDS(R)

                                                                      [LOGO]

                                                                      SCHWAB
                                                                     TAX-FREE
                                                                    BOND FUNDS

ANNUAL REPORT
AUGUST 31,1996

[Photo of the Schwab Building, San Francisco, California]

Dear Shareholder,

[Photo         I'd like to take this opportunity to share some thoughts on
  of           mutual fund investing and tell you how we're working to expand
Charles        our services to keep pace with your changing needs.
R. Schwab]

First, however, I want to extend a personal welcome to the many thousands of new shareholders who've joined the SchwabFunds Family(R) since our last report to you. With your support, we've become one of the largest and fastest-growing organizations in the mutual fund industry. Today, Charles Schwab Investment Management, Inc. serves nearly 2 million shareholders with total assets under management in excess of $39 billion. SchwabFunds(R) has grown into a mutual fund complex offering retail investors 26 funds covering a broad range of financial markets and investing approaches.

TIME-TESTED INVESTING STRATEGIES THAT OFFER YOU AN EXPANDING RANGE OF OPPORTUNITIES.

Over the past 12 months, we've introduced eight new funds, each built on specific, time-tested strategies. The three Schwab Asset Director(R) Funds help you diversify your portfolio through asset allocation, the Schwab S&P 500 Fund seeks to track U.S. stock market performance through indexing, the Schwab Analytics Fund(TM) uses advanced quantitative methods to identify attractive investment opportunities, and the three Schwab OneSource Portfolios help you diversify your portfolio across asset classes and fund management styles through their fund-of-funds approach.* Along with our other offerings, these new funds give you powerful tools you can use to help construct a custom investment portfolio that matches your individual goals. And, of course, they also allow you to tap into the combined investing expertise of our highly experienced team of professional portfolio managers.

ENHANCING SHAREHOLDER COMMUNICATIONS.

Our commitment to shareholders goes beyond simply offering you new investment opportunities. We also want to help you become a more-informed mutual fund investor by providing the in-depth information you need to help manage your portfolio more effectively. Toward that end, we've changed the format of this report to make it more informative.

If you'd like more information on any of the funds in the SchwabFunds Family, call 1-800-2 NO-LOAD (1-800-266-5623). Our representatives will be happy to provide you with a free prospectus, which contains more complete information on fund risks, charges and expenses. Please read it carefully before investing.

Thank you for placing your trust in us. We'll continue working hard to offer you an even broader range of strategic investment opportunities.

                                /s/ Charles R. Schwab
                                Charles R. Schwab

*The Schwab OneSource Portfolios-Growth Allocation and Schwab OneSource Portfolios-Balanced Allocation Funds are in subscription until November 15, 1996, unless the subscription period is extended, at an introductory share price of $10. After that date the share price will fluctuate.

Cover: The Schwab Building, San Francisco, California

                                              Keep Your
                                              Money Working
                                              Harder!

                                              Use this envelope to easily add to
                                              your Schwab Bond Fund.

Charles Schwab

Attn: Dept. AIP 333-4
                                                                 --------------
                                                                   NO POSTAGE
                                                                  NECESSARY IF
                                                                  MAILED IN THE
                                                                  UNITED STATES
-------------------------------------------------------          --------------
                BUSINESS REPLY MAIL
FIRST-CLASS MAIL  PERMIT NO. 18125  SAN FRANCISCO, CA
-------------------------------------------------------
          POSTAGE WILL BE PAID BY ADDRESSEE

             CHARLES SCHWAB & CO INC
             P O BOX 7778
             SAN FRANCISCO CA 94120-9419


                                   [BARCODE]

WE'VE MADE IT EASIER FOR YOU! TAKE ADVANTAGE OF THIS OPPORTUNITY TO ADD TO YOUR SCHWAB BOND FUND INVESTMENT.

Now you can add to your account by using this convenient Schwab investment coupon. It's a simple, easy way to increase your investment. You can also have money transferred to your bond fund directly from your bank account or payroll check using Schwab's free Automatic Investment Plan (AIP)(1). If you'd like more information on AIP, just check the appropriate box on the coupon. We'll send you everything you need to get started.

DON'T DELAY. USE THIS CONVENIENT INVESTMENT ENVELOPE AND SEND YOUR CHECK TODAY!

(1) The Automatic Investment Plan does not ensure profit or protect against loss in declining markets.

--------------------------------------------------------------------------------
                               PLEASE DETACH HERE

SCHWAB BOND FUND
INVESTMENT COUPON
--------------------
Please enclose your check and this         _______________ - ________________
completed investment coupon in the                SCHWAB ACCOUNT NUMBER
attached postage-paid envelope.

-------------------------------------      PLEASE INDICATE TO WHICH SCHWAB BOND
NAME                                       FUND YOUR INVESTMENT SHOULD GO:

$                                          / / Schwab Long-Term Government Bond
-------------------------------------           Fund
AMOUNT OF INVESTMENT*
                                           / / Schwab Short/Intermediate
-------------------------------------           Government Bond Fund
SIGNATURE
                                           / / Schwab California Long-Term
/ / Check here if you would like more           Tax-Free Bond Fund
    investment coupons for future use.
                                           / / Schwab California Short/
/ / Check here if you would like more           Intermediate Tax-Free Bond Fund
    information on Schwab's Automatic
    Investment Plan (AIP).                 / / Schwab Long-Term Tax-Free Fund

*THIS ENVELOPE MAY NOT BE USED FOR         / / Schwab Short/Intermediate
 INITIAL INVESTMENTS. SUBSEQUENT                Tax-Free Fund
 INVESTMENT MINIMUM IS $100.
                                           IF NO FUND IS INDICATED, YOUR
(C)1996 Charles Schwab & Co., Inc.         INVESTMENT WILL GO INTO THE SWEEP
All rights reserved. Member SIPC/NYSE.     ACCOUNT YOU'VE DESIGNATED.
Printed on recycled paper.
TF4269(10/96) CBS 10552                     (Lift here for more information.)


CHARLES SCHWAB

JUST FOLLOW THESE EASY STEPS TO INVEST IN YOUR SCHWAB BOND FUND:

1. Fill out the Schwab investment coupon completely, including your name, account number, amount of your check and signature. Please use one coupon for each account.

2. Make your check payable to CHARLES SCHWAB & CO., INC., and enclose your check with the completed coupon in this postage-paid envelope.

3. Then just drop your Schwab Bond Fund investment envelope in the mail today--and start putting your money to work! If you have any questions, don't hesitate to call your local Schwab office or 1-800-2 NO-LOAD.

THIS ENVELOPE MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT SCHWAB BOND FUND PROSPECTUS. THE PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

   -----------------------------------------------------------------------------
   TABLE OF CONTENTS
   -----------------------------------------------------------------------------
   DIVIDEND PAYMENT ................................................        2

   PERFORMANCE .....................................................        3

   TAXABLE EQUIVALENT YIELD ........................................        6

   FUND INVESTMENTS ................................................        7

   QUESTIONS TO THE PORTFOLIO MANAGEMENT TEAM
   AND MARKET OVERVIEW .............................................        9

   FINANCIAL STATEMENTS AND NOTES ..................................       19
   -----------------------------------------------------------------------------



We are pleased to report to you on the performance of the Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund (the "Funds") for their fiscal year ended August 31, 1996. During the fiscal year, both Funds continued to help you achieve your investment goals by providing a relatively steady stream of monthly income, exempt from federal income taxes and consistent with capital preservation. Each Fund's individual performance is reviewed in detail in the following pages.

DIVIDEND PAYMENT FOR THE FISCAL YEAR
FROM EACH FUND'S INCEPTION DATE

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

--------------------------------------------------------------------
                              1993*       1994       1995       1996
--------------------------------------------------------------------
Income Dividends              $0.13      $0.37      $0.40      $0.41
--------------------------------------------------------------------
Capital Gains                   --         --         --         --
--------------------------------------------------------------------

*Commencement of operations April 21, 1993.







SCHWAB LONG-TERM TAX-FREE BOND FUND

-----------------------------------------------------------
                      1992*    1993    1994    1995    1996
-----------------------------------------------------------
Income Dividends      $0.17   $0.36   $0.52   $0.53   $0.52
-----------------------------------------------------------

Capital Gains           --      --    $0.08    --      --
-----------------------------------------------------------

*Commencement of operations September 11, 1992.

PERFORMANCE

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------

            Yield and Total Return as of August 31, 1996

                                         Average Annual
         30-Day        One-Year           Total Return
        SEC Yield    Total Return    Since Inception (4/21/93)
--------------------------------------------------------------
          4.03%          3.32%                4.09%
--------------------------------------------------------------

Total return assumes reinvestment of all dividends and capital gain distributions, if any. Past performance is no guarantee of future results. Principal value and investment returns will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Manager and Schwab waived a portion of their fees during the fiscal year and have guaranteed that maximum total operating expenses will not exceed 0.49% through at least 12/31/96. Without fee waivers and guarantees, for the periods ended 8/31/96, the Fund's 30-day SEC yield, one-year total return and average annual total return since inception would have been 3.38%, 2.90%, and 3.62%, respectively.






SCHWAB LONG-TERM TAX-FREE BOND FUND
--------------------------------------------------------------
            YIELD AND TOTAL RETURN AS OF AUGUST 31, 1996

                                           Average Annual
         30-Day        One-Year             Total Return
        SEC Yield    Total Return    Since Inception (9/11/92)
--------------------------------------------------------------
          5.30%          4.87%                  5.89%
--------------------------------------------------------------

Total return assumes reinvestment of all dividends and capital gain distributions, if any. Past performance is no guarantee of future results. Principal value and investment returns will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Manager and Schwab waived a portion of their fees during the fiscal year and have guaranteed that maximum total operating expenses will not exceed 0.49% through at least 12/31/96. Without fee waivers and guarantees, for the periods ended 8/31/96, the Fund's 30-day SEC yield, one-year total return and average annual total return since inception would have been 4.32%, 4.40%, and 5.32%, respectively.

       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
            IN THE SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND AND
                     THE LEHMAN 3-YEAR MUNICIPAL BOND INDEX

                        -------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
                           THROUGH AUGUST 31, 1996
                        -------------------------------
                        ONE YEAR        SINCE INCEPTION
                          3.32%              4.09%
                        -------------------------------

[Line graph of comparison of Schwab Short/Intermediate Tax-Free Bond Fund and the Lehman 3-Year Municipal Bond Index.]



                 Lehman 3-Year         Schwab Short/Intermediate
Date          Municipal Bond Index         Tax-Free Bond Fund
---------     --------------------     -------------------------
                    $10,000                       $10,000
4/21-4/30             9,993                         9,990
5/31/93              10,020                        10,038
6/30/93              10,085                        10,129
7/31/93              10,090                        10,151
8/31/93              10,184                        10,283
9/30/93              10,228                        10,344
10/31/93             10,250                        10,366
11/30/93             10,237                        10,326
12/31/93             10,344                        10,462
1/31/94              10,428                        10,567
2/28/94              10,331                        10,412
3/31/94              10,206                        10,218
4/30/94              10,267                        10,280
5/31/94              10,315                        10,323
6/30/94              10,318                        10,312
7/31/94              10,403                        10,407
8/31/94              10,440                        10,429
9/30/94              10,414                        10,377
10/31/94             10,389                        10,317
11/30/94             10,370                        10,245
12/31/94             10,415                        10,346
1/31/95              10,501                        10,445
2/28/95              10,612                        10,563
3/31/95              10,707                        10,655
4/30/95              10,743                        10,691
5/31/95              10,908                        10,881
6/30/95              10,934                        10,884
7/31/95              11,050                        10,987
8/31/95              11,136                        11,079
9/30/95              11,167                        11,115
10/31/95             11,221                        11,175
11/30/95             11,293                        11,255
12/31/95             11,340                        11,305
1/31/96              11,429                        11,383
2/29/96              11,431                        11,364
3/31/96              11,403                        11,313
4/30/96              11,417                        11,306
5/31/96              11,427                        11,312
6/30/96              11,496                        11,371
7/31/96              11,559                        11,443
8/31/96              11,577                        11,447


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The performance graph compares a hypothetical $10,000 investment in the Schwab Short/Intermediate Tax-Free Bond Fund since inception with a hypothetical investment in the Lehman 3-Year Municipal Bond Index. The Index is unmanaged and assumes reinvestment of all dividends, and, unlike the Fund, does not reflect the payment of advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly. Fund total return assumes the reinvestment of all dividends and capital gain distributions, if any. The Investment Manager and Schwab waived a portion of their fees during the reporting period, and have guaranteed that maximum total operating expenses will not exceed 0.49% through at least 12/31/96. Without fee waivers and guarantees, the Fund's total return would have been lower.

       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                 IN THE SCHWAB LONG-TERM TAX-FREE BOND FUND AND
                    THE LEHMAN GENERAL MUNICIPAL BOND INDEX

                        -------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                            THROUGH AUGUST 31, 1996
                        -------------------------------
                        ONE YEAR        SINCE INCEPTION
                          4.87%              5.89%
                        -------------------------------

[Line graph of Comparison of Schwab Long-Term Tax-Free Bond Fund and the Lehman General Municipal Bond Index.]

                  Schwab Long-Term         Lehman General
                   Tax-Free Bond           Municipal Bond
Date                    Fund                   Index
                       10,000                 $10,000
9/11-9/30/92            9,923                   9,867
10/31/92                9,826                   9,515
11/30/92               10,002                   9,912
12/31/92               10,104                  10,092
 1/31/93               10,221                  10,240
 2/28/93               10,591                  10,682
 3/31/93               10,479                  10,484
 4/30/93               10,585                  10,632
 5/31/93               10,644                  10,690
 6/30/93               10,822                  10,883
 7/31/93               10,836                  10,879
 8/31/93               11,062                  11,157
 9/30/93               11,188                  11,298
10/31/93               11,209                  11,315
11/30/93               11,111                  11,201
12/31/93               11,345                  11,465
 1/31/94               11,475                  11,588
 2/28/94               11,177                  11,274
 3/31/94               10,722                  10,791
 4/30/94               10,813                  10,858
 5/31/94               10,907                  10,970
 6/30/94               10,840                  10,870
 7/31/94               11,044                  11,085
 8/31/94               11,083                  11,109
 9/30/94               10,920                  10,921
10/31/94               10,726                  10,657
11/30/94               10,532                  10,381
12/31/94               10,764                  10,658
 1/31/95               11,072                  11,050
 2/28/95               11,394                  11,381
 3/31/95               11,524                  11,514
 4/30/95               11,538                  11,483
 5/31/95               11,906                  11,918
 6/30/95               11,802                  11,735
 7/31/95               11,914                  11,836
 8/31/95               12,065                  11,971
 9/30/95               12,141                  12,056
10/31/95               12,317                  12,250
11/30/95               12,521                  12,443
12/31/95               12,642                  12,591
 1/31/96               12,738                  12,640
 2/29/96               12,651                  12,520
 3/31/96               12,489                  12,366
 4/30/96               12,454                  12,319
 5/31/96               12,449                  12,311
 6/30/96               12,585                  12,484
 7/31/96               12,699                  12,599
 8/31/96               12,697                  12,553

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The performance graph compares a hypothetical $10,000 investment in the Schwab Long-Term Tax-Free Bond Fund since inception with a hypothetical investment in the Lehman General Municipal Bond Index. The Index is unmanaged and assumes reinvestment of all dividends, and, unlike the Fund, does not reflect the payment of advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly. Fund total return assumes the reinvestment of all dividends and capital gain distributions, if any. The Investment Manager and Schwab waived a portion of their fees during the reporting period, and have guaranteed that maximum total operating expenses will not exceed 0.49% through at least 12/31/96. Without fee waivers and guarantees, the Fund's total return would have been lower.

TAXABLE EQUIVALENT YIELD

To evaluate the performance of a tax-free bond fund, you should pay special attention to the fund's taxable equivalent yield. While hypothetical in nature, this measure of performance offers you a convenient way to assess the additional yield which would be required of a taxable bond fund in order for the yield of that fund to be equivalent to a tax-exempt yield after you pay federal income taxes.

1. If your 1996 federal personal income tax bracket is...

                        28%     31%     36%     39.60%
Tax-Free Yield
3.50%                   4.86%   5.07%   5.47%   5.79%
4.00%                   5.56%   5.80%   6.25%   6.62%
4.50%                   6.25%   6.52%   7.03%   7.45%
5.00%                   6.94%   7.25%   7.81%   8.28%
5.50%                   7.64%   7.97%   8.59%   9.11%
6.00%                   8.33%   8.70%   9.38%   9.93%

2. And you have         3. Here is what you would have to
   a tax-free              earn from a taxable investment
   investment              to match the tax-free yield.
   yielding...

This chart is for illustrative purposes only and does not reflect the performance of either Fund.

FUND INVESTMENTS

The investment portfolios of both Schwab Tax-Free Bond Funds consist of a mix of investment-grade municipal bonds from a variety of state issuers. More detailed information on each Fund's investments, as of August 31, 1996, can be found in the Schedule of Investments section of this report following the Question and Answer section. This information is not necessarily indicative of the Funds' future holdings.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

TOP 10 HOLDINGS

BOND INVESTMENT                                            % OF FUND INVESTMENTS

  New York State Dormitory Authority                                7.60%

  Washington, Maryland Suburban Sanitation District                 5.86%

  Port of Seattle, Washington                                       5.29%

  Knox County, Tennessee Health & Education
  Hospital Facilities                                               5.09%

  Minnesota State Housing Finance Agency                            4.44%

  Black Hawk County, Iowa Hospital Facilities                       4.19%

  Connecticut State Special Tax Obligation                          3.86%

  Massachusetts Municipal Wholesale Electric Company
  Power Supply Systems                                              3.84%

  Mississippi Hospital Equipment & Facilities Authority             3.78%

  Washington State Public Power Supply System                       3.73%

PORTFOLIO QUALITY SUMMARY

AAA     AA      A       Other
56%     26%     14%     4%*


As of August 31, 1996 this summary reflects the published ratings (for the investments in the portfolio) of Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies and percentages are dollar-weighted.

*Includes short-term securities.

SCHWAB LONG-TERM TAX-FREE BOND FUND

TOP 10 HOLDINGS

BOND INVESTMENT                                            % OF FUND INVESTMENTS

  Kodiak Island Borough, Alaska                                      5.55%

  Seattle, Washington Municipal Light and Power                      5.26%

  Maricopa County, Arizona
  Alhambra Elementary School District                                5.16%

  Mississippi Hospital Equipment & Facilities Authority              5.07%

  Pennsylvania Higher Education Facilities Authority                 4.51%

  Nevada State Municipal Bonds                                       4.39%

  New York State                                                     4.33%

  Valdez, Alaska Marine Terminal                                     4.27%

  Chesapeake Bay Bridge & Tunnel Commission, Virginia                4.23%

  Michigan State Hospital Finance Authority                          4.14%

PORTFOLIO QUALITY SUMMARY

AAA     AA      A       Other
62%     27%     10%     1%*


As of August 31, 1996 this summary reflects the published ratings (for the investments in the portfolio) of Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies and percentages are dollar-weighted.

*Includes short-term securities.

QUESTIONS TO THE PORTFOLIO MANAGEMENT TEAM OF CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

STEPHEN B. WARD - Senior Vice President and Chief Investment Officer, has overall responsibility for the management of each Fund's portfolio. Steve joined CSIM as Vice President and Portfolio Manager in April 1991, and was promoted to his current position in August 1993. Prior to joining CSIM, Steve was Vice President and Portfolio Manager at Federated Investors. He holds an MBA from the Wharton School, a B.A. in economics from Virginia Tech, and has been a Chartered Financial Analyst since 1985.

JOANNE LARKIN - Portfolio Manager, has primary responsibility for the day-to-day management of each Fund's portfolio. Joanne joined CSIM as Portfolio Manager in February 1992. Prior to joining CSIM, Joanne was Portfolio Manager for the Shearson Lehman California Municipal Bond Fund and E.F. Hutton's Municipal Cash Reserve Management. She holds a B.A. in sociology from Rosemont College.

MARKET OVERVIEW

ECONOMIC HIGHLIGHTS

At the beginning of the fiscal year there was concern about the likelihood of an economic recession. However, as time progressed the economic climate changed. By August 31, 1996 sentiment was focused on the apparent strength of the economy and its potential impact on future inflation. During the first half of 1996, many economic observers were surprised by the increase in the real Gross Domestic Product (GDP) growth rate and the strength of the labor market. The real GDP growth rate was 2.0% for the first quarter of 1996 and 4.7% for the second quarter. The average monthly increase in payroll employment jumped from 185,000 in 1995 to 234,000 during the first eight months of 1996, leading to the lowest unemployment rates in this decade.

The economy continues to exhibit signs of strong economic growth as evidenced by the growth in jobs, retail sales, auto sales and construction spending. Inflation has remained relatively low, as evidenced by the

3.0% increase in the Consumer Price Index (CPI) for the 12 months ended August 31, 1996. However, there still remains a concern that the economy is performing at or near its employment and manufacturing capacity. As a result, the Federal Reserve (the Fed) has indicated it will maintain a posture of "heightened surveillance" and remain diligent in its effort to prevent increases in inflation.

                            TOTAL RETURN PERFORMANCE
                          GROWTH OF A DOLLAR INVESTED

[Line Graph of Total Return Performance for the S&P 500, Schwab Small-Cap Index, Schwab International Index, and the Lehman IV General U.S. Govt. Index.]

                        Schwab          Schwab          Lehman MF
                       Small Cap     International      General US
          S&P 500       Index           Index           Govt. Index
-------------------------------------------------------------------
Aug-95    $1.000        $1.000          $1.000            $1.000
Sep-95     1.042         1.020           1.024             1.010
Oct-95     1.038         0.971           1.007             1.025
Nov-95     1.084         1.017           1.035             1.041
Dec-95     1.105         1.042           1.075             1.056
Jan-96     1.142         1.039           1.078             1.062
Feb-96     1.153         1.081           1.080             1.040
Mar-96     1.164         1.100           1.101             1.032
Apr-96     1.181         1.158           1.127             1.025
May-96     1.212         1.197           1.113             1.024
Jun-96     1.216         1.159           1.121             1.037
Jul-96     1.162         1.066           1.092             1.039
Aug-96     1.187         1.133           1.101             1.037

Total return assumes reinvestment of all dividends and capital gain distributions. Past performance is no guarantee of future results. The indices are representative returns of specific market sectors from 9/1/95 through 8/31/96 and do not reflect a fund's performance. Indices are unmanaged, and unlike a fund, do not reflect advisory fees and other expenses associated with an investment in a fund. Investors cannot invest in an index directly.


DOMESTIC EQUITY MARKET HIGHLIGHTS

As shown in the graph above, large-cap stocks, as represented by the S&P 500, outperformed small-cap stocks, international stocks and bonds, achieving a total return of 18.7% for the fiscal year. The S&P 500 reached its fiscal year high late in May, marking the end of (or at least a pause in) a remarkable 52.4% total return since the beginning of 1995.

Many segments of the equity market reached record highs and demonstrated significant volatility during the fiscal year. The Dow Jones Industrial Average and the S&P 500 reached record highs of 5,778.0 on May 22 and 678.5 on May 24, respectively. The NASDAQ Index reached a record high of 1,249.1 on June 5, then proceeded to drop 8.6% by the end of the fiscal year. Three of the eight all-time largest daily point losses for the Dow occurred during the fiscal year -- two of which were a result of stronger than expected payroll growth and the attendant fears that the Fed might raise short-term interest rates.

Using most traditional measures, such as price-to-book value and dividend yield, many major market indices remain valued near their historic highs. The primary exception is the price-to-earnings ratio which, at 19 times earnings (for the S&P 500), is well above its historical average, but below its 1991 and 1987 highs of 26 and 22, respectively.

INTERNATIONAL EQUITY MARKET HIGHLIGHTS

International equity returns were more modest and were heavily influenced by the strengthening dollar. In local currency terms, the total return of the Schwab International Index(R) 1 for the 12 months ended August 31, 1996 was 13.43%. However, because the U.S. dollar increased in value against most other currencies, the total return for U.S. dollar-denominated investors was 10.14%.

1 The Schwab International Index is representative of the international equity market. This Index is comprised of the stocks of the 350 largest non-U.S. companies located in countries with developed securities markets and excludes investment companies.

        30-YEAR AND 5-YEAR TREASURY BOND YIELDS

[Line Graph of Comparison of 30-Year Treasury Bond Yield and 5-Year Treasury Bond Yield.]


                      30-YEAR                  5-YEAR
                 TREASURY BOND YIELD    TREASURY BOND YIELD
9/1/95                  6.62%                   6.02%
9/8/95                  6.59                    6.03
9/15/95                 6.48                    5.93
9/22/95                 6.59                    6.06
9/29/95                 6.50                    6.02
10/6/95                 6.42                    5.88
10/13/95                6.30                    5.80
10/20/95                6.36                    5.90
10/27/95                6.36                    5.83
11/3/95                 6.28                    5.70
11/10/95                6.34                    5.76
11/17/95                6.23                    5.65
11/24/95                6.25                    5.69
12/1/95                 6.09                    5.49
12/8/95                 6.05                    5.55
12/15/95                6.10                    5.57
12/22/95                6.06                    5.50
12/29/95                5.95                    5.38
1/5/96                  6.05                    5.41
1/12/96                 6.15                    5.43
1/19/96                 5.97                    5.27
1/26/96                 6.05                    5.33
2/2/96                  6.16                    5.26
2/9/96                  6.10                    5.23
2/16/96                 6.24                    5.30
2/23/96                 6.41                    5.51
3/1/96                  6.37                    5.58
3/8/96                  6.71                    6.06
3/15/96                 6.74                    6.18
3/22/96                 6.66                    6.06
3/29/96                 6.67                    6.09
4/5/96                  6.82                    6.38
4/12/96                 6.80                    6.29
4/19/96                 6.79                    6.32
4/26/96                 6.79                    6.28
5/3/96                  7.12                    6.60
5/10/96                 6.93                    6.47
5/17/96                 6.83                    6.41
5/24/96                 6.83                    6.41
5/31/96                 6.99                    6.63
6/7/96                  7.03                    6.70
6/14/96                 7.09                    6.70
6/21/96                 7.10                    6.72
6/28/96                 6.87                    6.46
7/5/96                  7.19                    6.82
7/12/96                 7.03                    6.65
7/19/96                 6.97                    6.57
7/26/96                 7.01                    6.63
8/2/96                  6.74                    6.27
8/9/96                  6.69                    6.22
8/16/96                 6.77                    6.30
8/23/96                 6.96                    6.51
8/30/96                 7.12                    6.72


DOMESTIC BOND MARKET HIGHLIGHTS

As shown in the chart above, during the first half of the fiscal year, both intermediate and long-term Treasury bond yields declined, causing a corresponding increase in the value of bonds. This decline in rates was a result of concerns over a potential recession, an anticipated decline in demand for borrowing and reduced inflationary expectations. The domestic bond market experienced a dramatic reversal in sentiment during February, which marked the beginning of a sharp increase in Treasury bond yields and a corresponding decrease in the value of bonds. The increase in rates was a result of strong economic data and concerns that the economy may be growing too fast, which could result in higher inflation levels in the future.

Q. WHAT ACTIONS DID THE PORTFOLIO MANAGERS TAKE ON BEHALF OF THE FUNDS TO RESPOND TO CHANGES IN INTEREST RATES?

A. In response to the strong economic reports, heightened market volatility and the possibility of restrictive action by the Fed, we adopted a defensive portfolio strategy in both of the Funds. By maintaining the Funds' weighted average maturity in a moderately short to neutral position, we were able to minimize the effects of short-term market volatility as well as minimize any decline in the value of portfolio holdings resulting from rising interest rates.

During most of the fiscal year, the average maturity of the Schwab Short/ Intermediate Tax-Free Bond Fund was maintained in the range of 3.5 to 3.9 years. The Schwab Long-Term Tax-Free Bond Fund maintained an average maturity of approximately 18 years throughout much of the fiscal year. Given the Funds' typical maturity ranges, this represents a cautious strategy, reflecting our concern over the strong economic data, while also taking into account the relative strength of the municipal bond market during the latter half of the fiscal year.

During the fiscal year, we made moderate adjustments to each Fund's weighted average portfolio maturity in an effort to lock in higher yields during periods when we felt the market had overreacted to some of the strong employment and other economic reports. Short-term supply and demand conditions also played an important role. As is typical in July, there was a significant degree of liquidity in the market resulting from the fact that many bonds mature or first become callable in June. The proceeds from these maturing bonds are reinvested in various sectors of the market based on investors' expectations of future market performance. This is called a rollover. Our view was that there would be more than normal demand for long-term municipal bonds, relative to a typical rollover period. We held this view primarily because we felt investors would be less likely to invest rollover proceeds into an equity market

30-YEAR AND 5-YEAR MUNICIPAL BOND YIELDS

[Line Graph of Comparison of 30-Year Municipal Bond Yield and 5-Year Municipal Bond Yield.]

            30-year    5-year
           Municipal  Municipal
              Bond      Bond
             Yield     Yield
  9/1/95    5.85%      4.29%
  9/8/95    5.79       4.23
 9/15/95    5.69       4.13
 9/22/95    5.81       4.30
 9/29/95    5.81       4.30
 10/6/95    5.71       4.24
10/13/95    5.62       4.15
10/20/95    5.62       4.19
10/27/95    5.65       4.27
 11/3/95    5.54       4.20
11/10/95    5.57       4.25
11/17/95    5.52       4.20
11/24/95    5.53       4.21
 12/1/95    5.39       4.13
 12/8/95    5.28       4.08
12/15/95    0.0532     4.18
12/22/95    5.36       4.22
12/29/95    5.28       4.14
  1/5/96    5.27       4.20
 1/12/96    5.32       4.25
 1/19/96    5.23       4.16
 1/26/96    5.29       4.20
  2/2/96    5.23       4.08
  2/9/96    5.16       3.98
 2/16/96    5.17       3.94
 2/23/96    5.30       4.04
  3/1/96    5.34       4.06
  3/8/96    5.62       4.32
 3/15/96    5.81       4.51
 3/22/96    5.69       4.38
 3/29/96    5.69       4.38
  4/5/96    5.82       4.51
 4/12/96    5.78       4.48
 4/19/96    5.72       4.57
 4/26/96    5.66       4.42
  5/3/96    5.86       4.62
 5/10/96    5.80       4.56
 5/17/96    5.73       4.55
 5/24/96    5.69       4.51
 5/31/96    5.82       4.64
  6/7/96    5.97       4.79
 6/14/96    5.92       4.74
 6/21/96    5.89       4.71
 6/28/96    5.77       4.61
  7/5/96    5.94       4.78
 7/12/96    5.82       4.68
 7/19/96    5.74       4.60
 7/26/96    5.70       4.59
  8/2/96    5.51       4.40
  8/9/96    5.44       4.33
 8/16/96    5.49       4.37
 8/23/96    5.61       4.47
 8/30/96    5.71       4.57

which was near all-time highs. As the graph above and on the next page show, there was a reduction in municipal bond yields in July, as well as a reduction in municipal bond yields relative to Treasury bond yields. We were able to capitalize on this market move by extending the weighted average maturity of the Schwab Long-Term Tax-Free Bond Fund from 16.7 years at the end of May to 19.7 years at the beginning of July. This extension enhanced the positive impact of these market movements.

In view of the strong outlook for economic growth at the end of the fiscal year, we expect to remain cautious in our strategies for managing both Funds. We will continue to focus on the economic and political environment and to monitor the various sectors of the municipal securities market that may impact our investment strategies.

RATIO OF TAX-EXEMPT TO TAXABLE BOND YIELD

[Line Graph of Ratio of Tax-Exempt to Taxable Bond Yield of 30-Year and 5-Year.]


              30-Year      5-Year
   9/1/95      88.4%        71.3%
   9/8/95      87.9         70.2
  9/15/95      87.8         69.7
  9/22/95      88.2         71.0
  9/29/95      89.4         71.5
  10/6/95      88.9         72.1
 10/13/95      89.1         71.6
 10/20/95      88.3         71.1
 10/27/95      88.9         73.3
  11/3/95      88.2         73.7
 11/10/95      87.9         73.7
 11/17/95      88.6         74.3
 11/24/95      88.5         74.0
  12/1/95      88.6         75.2
  12/8/95      87.2         73.5
 12/15/95      87.2         75.1
 12/22/95      88.4         76.7
 12/29/95      88.8         76.9
   1/5/96      87.2         77.6
  1/12/96      86.5         78.3
  1/19/96      87.5         79.0
  1/26/96      87.5         78.8
   2/2/96      84.9         77.6
   2/9/96      84.6         76.1
  2/16/96      82.8         74.4
  2/23/96      82.7         73.3
   3/1/96      83.9         72.8
   3/8/96      83.7         71.3
  3/15/96      86.2         73.0
  3/22/96      85.5         72.3
  3/29/96      85.3         72.0
   4/5/96      85.3         70.7
  4/12/96      85.0         71.2
  4/19/96      84.3         72.3
  4/26/96      83.4         70.4
   5/3/96      82.3         70.0
  5/10/96      83.7         70.4
  5/17/96      83.9         71.0
  5/24/96      83.3         70.4
  5/31/96      83.3         70.0
   6/7/96      84.9         71.5
  6/14/96      83.5         70.7
  6/21/96      83.0         70.1
  6/28/96      84.0         71.3
   7/5/96      82.6         70.1
  7/12/96      82.8         70.3
  7/19/96      82.3         70.0
  7/26/96      81.3         69.3
   8/2/96      81.7         70.2
   8/9/96      81.3         69.6
  8/16/96      81.1         69.4
  8/23/96      80.6         68.7
  8/30/96      80.2         68.0

Q. HOW DO THE SCHWAB TAX-FREE BOND FUNDS FIT INTO AN ASSET ALLOCATION PLAN?

A. The Schwab Tax-Free Bond Funds can be used to fulfill all or a portion of the bond component of an asset allocation plan. Bond funds can be an important element in an asset allocation plan because of their ability to generate income and reduce overall portfolio volatility. The choice of a taxable or tax-exempt bond fund, in part, depends on whether or not you plan to hold the fund in a tax-deferred account, such as an IRA or 401(k). If not, your marginal tax bracket will play an important role in your choice of a taxable or tax-exempt fund.

Short/intermediate bond funds historically have offered greater price stability in exchange for lower yields, while funds with longer weighted average maturities historically have paid higher yields with correspondingly greater price volatility. Funds with longer weighted average maturities historically have offered more stable income streams because they can lock in rates on individual bonds for longer periods of time. The selection of the most appropriate fund will depend on your degree of risk tolerance and your investing time frame. To position your income portfolio to respond to fluctuating interest rates or to create a balanced combination of maturities, you may wish to consider investing in both Schwab Tax-Free Bond Funds.

Q.  HOW ARE THE FUNDS' MONTHLY DIVIDEND DISTRIBUTIONS DETERMINED?

A. Our general dividend policy is to pay out 100% of each Fund's net investment income to shareholders on an annual basis. Since net investment income is accrued daily, and some months have more days than others, we apply a "normalization" factor to each month's dividend. This factor is designed to smooth out the normal monthly variations in dividends that would result from the varying number of days in different months. However, this does not mean that the monthly dividend will not fluctuate. Fund holdings are constantly changing as new investors invest in the Fund, or as we make changes in the portfolio to respond to changing market conditions. For example, if interest rates fall, we invest new shareholder contributions and reinvested dividends at the new lower rates, which in turn has the effect of reducing the monthly dividend. We believe that this is not necessarily bad, since a fall in rates is typically associated with a rise in the Fund's net asset value. Some bond funds make an effort to maintain a constant monthly dividend. We believe that this is not always a wise strategy, because in times of falling interest rates, the manager may be taking on additional portfolio risk in order to maintain the dividend level.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------------------------------
PORTFOLIO SUMMARY

                        ASSET GROWTH

    Total                 Total               Percentage
 Net Assets             Net Assets            Growth Over
as of 8/31/96         as of 8/31/95            Reporting
   (000s)                 (000s)                Period
--------------------------------------------------------------
   $54,132               $52,504                    3%
--------------------------------------------------------------

         AVERAGE WEIGHTED MATURITY AT AUGUST 31, 1996

                           Value         % of          % of
Maturity Schedule          (000s)      Portfolio     Portfolio
--------------------------------------------------------------
                                                      (cum.)
   1 -  6 Months          $ 1,295           2.4%          2.4%
   7 - 36 Months           10,651          19.9          22.3
  37 - 60 Months           36,669          68.5          90.8
  Over 60 Months            4,915           9.2         100.0%
                          -------         -----
                          $53,530         100.0%
                          =======         =====

Average Weighted Maturity - 3.75 Years

SCHWAB LONG-TERM TAX-FREE BOND FUND
------------------------------------------------------------------------------
PORTFOLIO SUMMARY

                      ASSET GROWTH

    Total                 Total               Percentage
 Net Assets             Net Assets            Growth Over
as of 8/31/96         as of 8/31/95            Reporting
   (000s)                 (000s)                Period
-----------------------------------------------------------
   $43,672               $41,413                    5%
-----------------------------------------------------------

       AVERAGE WEIGHTED MATURITY AT AUGUST 31, 1996

                          Value        % of          % of
Maturity Schedule        (000s)      Portfolio     Portfolio
------------------------------------------------------------
                                                    (cum.)
     0 - 1 Year          $   294          0.7%          0.7%
    2 - 20 Years          22,037         51.1          51.8
   21 - 30 Years          18,928         43.9          95.7
   Over 30 Years           1,840          4.3         100.0%
                         -------        -----
                         $43,099        100.0%
                         =======        =====

Average Weighted Maturity -- 20.25 Years

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par         Value
                                                             ------      -------
MUNICIPAL BONDS--97.6%(a)
ALABAMA--2.0%
Alabama Special Care Facilities Finance Authority
  of Birmingham Hospital Revenue Bonds (Daughters
  of Charity National Health System--St.
  Vincent's Hospital & Providence) Series 1995
  (Aa AA)
  7.00%, 11/01/01                                            $1,000       $1,087
                                                                           -----
ALASKA--2.2%
Anchorage, Alaska Refunding School Bonds Series
  1993A/(MBIA Insurance)(Aaa AAA)
  5.10%, 08/01/99                                             1,145        1,161
                                                                           -----
ARIZONA--3.8%
Phoenix, Arizona Civic Improvement Corp.
  Wastewater Systems Lease Revenue Bonds Series
  1993 (A1 A)
  5.10%, 07/01/99                                             1,005        1,021
Phoenix, Arizona Senior Lien Street & Highway
  Revenue Refunding Bonds Series 1992 (A1 AA)
  5.95%, 07/01/00                                             1,000        1,039
                                                                           -----
                                                                           2,060
                                                                           -----
CALIFORNIA--2.8%
Sacramento County, California Transportation
  Authority Tax & Revenue Anticipation Notes
  (MIG1 SP1+)
  4.50%, 09/30/97                                             1,500        1,507
                                                                           -----
CONNECTICUT--6.7%
Connecticut State Special Tax Obligation
  Refunding Bonds (Transportation Infrastructure
  Purposes) Series 1995C/(FGIC Insurance)
  (Aaa AAA)
  5.50%, 10/01/00                                             2,000        2,065
Connecticut State Unlimited General Obligation
  Series 1996B (Aa AA-)
  5.00%, 08/15/01                                             1,500        1,522
                                                                           -----
                                                                           3,587
                                                                           -----
ILLINOIS--2.2%
Illinois Health Facility Authority Revenue Bonds
  (OSF Healthcare System) Series 1993 (A1 A+)
  5.13%, 11/15/00                                             1,145        1,152
                                                                           -----
INDIANA--1.5%
Indiana University Student Fee Revenue Bonds
  Series J (A1 AA-)
  4.00%, 08/01/97                                               800          798
                                                                           -----

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par         Value
                                                             ------      -------
IOWA--4.2%
Black Hawk County, Iowa Hospital Facilities
  Revenue Bonds (Allen Memorial Hospital) Series
  1990 (Pre-Refunded)/(AMBAC Insurance & Escrowed to
  Maturity with Government Securities)(Aaa AAA)
  7.38%, 02/01/01                                            $2,000       $2,245
                                                                           -----
KENTUCKY--5.0%
Kentucky Housing Corp. Housing Revenue Bonds
  Series 1993B/(Multiple Credit Enhancements)
  (Aaa AAA)
  4.45%, 07/01/00                                             1,000          987
Kentucky State Property & Buildings Commission
  Revenue Refunding Bonds (Project 55)(A A+)
  4.15%, 09/01/99                                             1,735        1,712
                                                                           -----
                                                                           2,699
                                                                           -----
MARYLAND--5.9%
Washington, Maryland Suburban Sanitation District
  Sewage Disposal Refunding Bonds (Montgomery &
  Prince George Counties, Maryland)(Aa1 AA)
  6.00%, 11/01/99                                             3,000        3,135
                                                                           -----
MASSACHUSETTS--5.7%
Massachusetts Municipal Wholesale Electric Co.
  Power Supply Systems Revenue Bonds Series
  1992E/ (AMBAC Insurance)(Aaa AAA)
  5.50%, 07/01/00                                             2,000        2,055
Massachusetts State Health & Educational
  Facilities Authority Revenue Bonds (Brigham &
  Womens Hospital) Series E (A1 A+)
  4.40%, 07/01/00                                             1,000          990
                                                                           -----
                                                                           3,045
                                                                           -----
MICHIGAN--2.1%
Michigan State Hospital Finance Authority Revenue
  Bonds (McLaren Obligated Group)/(Escrowed to
  Maturity with Government Securities)(Aaa -)
  7.00%, 09/15/00                                             1,000        1,104
                                                                           -----

------------------------------------------------------------------------------

                                                              Par         Value
                                                             ------      -------
MINNESOTA--8.6%
Minneapolis, Minnesota Community Development
  Agency Tax Increment Revenue Bonds/(MBIA
  Insurance)(Aaa AAA)
  7.00%, 09/01/00                                            $1,000       $1,087
Minnesota State Housing Finance Agency Rental
  Housing Revenue Bonds Series D/(MBIA
  Insurance)(Aaa AAA)
  4.80%, 08/01/01                                             2,390        2,378
St. Paul, Minnesota Sewer Revenue Bonds Series A
  (A BBB+)
  8.00%, 12/01/98                                             1,050        1,133
                                                                           -----
                                                                           4,598
                                                                           -----
MISSISSIPPI--3.8%
Mississippi Hospital Equipment & Facilities
  Authority Revenue Refunding Bonds (Mississippi
  Baptist Medical Center)/(MBIA Insurance)
  (Aaa AAA)
  5.25%, 05/01/01                                             2,000        2,025
                                                                           -----
MISSOURI--1.0%
Missouri State Environmental Improvement & Energy
  Resources Authority Water Pollution Control
  Revenue Bonds (State Revolving Fund Program)
  Series 1992A (Aa -)
  5.80%, 07/01/99                                               500          518
                                                                           -----
NEW YORK--7.6%
New York State Dormitory Authority Lease Revenue
  Refunding Bonds (State University Dormitory
  Facilities) Series 1995A/(AMBAC Insurance)
  (Aaa AAA)
  5.10%, 07/01/01                                             4,000        4,070
                                                                           -----
OHIO--3.7%
Ohio State Public Facilities Higher Education
  Capital Facilities Revenue Bonds Series
  IIA/(MBIA Insurance)(Aaa AAA)
  4.38%, 11/01/00                                             2,000        1,982
                                                                           -----
RHODE ISLAND--2.8%
Rhode Island Student Loan Authority Student Loan
  Revenue Put Bonds Series 96-1/(National
  Westminster Bank LOC)(- AA)
  4.00%, 06/01/97                                             1,500        1,498
                                                                           -----

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par         Value
                                                             ------      -------
SOUTH CAROLINA--6.3%
Charleston, South Carolina Public Facilities
  Certificates of Participation (Public
  Improvement Project) Series 1993/(AMBAC
  Insurance)(Aaa AAA)
  4.30%, 09/01/00                                            $1,085      $ 1,061
Greenville Hospital System Board of Trustees,
  South Carolina Hospital Facilities Revenue
  Refunding Bonds Series 1993C (- AA-)
  5.00%, 05/01/00                                             1,090        1,089
South Carolina State Public Service Authority
  Power/Electric Revenue Refunding Bonds Series
  1991A (Santee Cooper)(A1 A+)
  5.60%, 07/01/00                                             1,200        1,229
                                                                          ------
                                                                           3,379
                                                                          ------
TENNESSEE--5.1%
Knox County, Tennessee Health & Education
  Hospital Facilities Revenue Bonds (Fort Sanders
  Alliance) Series 1990C (Pre-Refunded)/(MBIA
  Insurance)
  (Aaa AAA)
  7.00%, 01/01/00                                             2,500        2,725
                                                                          ------
TEXAS--3.8%
Houston, Texas General Obligation Revenue Bonds
  Series 1995A (Aa AA-)
  5.30%, 03/01/01                                             1,000        1,017
Houston, Texas Water Conveyance System Contract
  Certificates of Participation Series 1993E/
  (AMBAC Insurance)(Aaa AAA)
  5.50%, 12/15/97                                             1,000        1,018
                                                                          ------
                                                                           2,035
                                                                          ------
WASHINGTON--8.9%
Port of Seattle, Washington Revenue Bonds
  Series B/(FGIC Insurance)(Aaa AAA)
  5.50%, 09/01/02                                             2,775        2,834
Washington State Public Power Supply System
  Revenue Refunding Bonds (Nuclear Project #2)
  Series A (Aa AA)
  4.63%, 07/01/98                                             2,000        1,997
                                                                          ------
                                                                           4,831
                                                                          ------
WISCONSIN--1.9%
Wisconsin State Health & Education Facilities
  Authority Revenue Bonds (Aurora Medical Group
  Project) Series 1996/(FSA Insurance)(Aaa AAA)
  4.90%, 11/15/02                                             1,000          994
                                                                          ------
TOTAL MUNICIPAL BONDS
  (Cost $52,294)                                                          52,235
                                                                          ------

------------------------------------------------------------------------------

                                                              Par         Value
                                                             ------      -------
VARIABLE RATE OBLIGATIONS--2.2%(b)
CALIFORNIA--1.4%
Irvine Ranch Water District Consolidated Revenue
  Refunding Bonds Series 1985A-1/(Sumitomo Bank
  LOC)(- A-1)
  3.75%, 09/01/96                                              $800       $  800
                                                                         -------
GEORGIA--0.6%
Hapeville, Georgia Industrial Development
  Authority Revenue Bonds (Hapeville Hotel Ltd. Project)/
  (Deutsche Bank LOC)(P-1 -)
  3.80%, 09/01/96                                               300          300
                                                                          ------
NEW YORK--0.2%
New York City General Obligation Bonds Series
  1993B-2 Subseries B-5/(Morgan Guaranty Trust
  LOC)(VMIG1 A-1)
  4.00%, 09/01/96                                               100          100
                                                                         -------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $1,200)                                                            1,200
                                                                         -------
                                                             Shares
                                                             ------
CASH EQUIVALENTS--0.2%(c)
Provident Institutional Funds--MuniFund Portfolio
  3.01%, 09/07/96                                                95           95
                                                                         -------
TOTAL CASH EQUIVALENTS
  (Cost $95)                                                                  95
                                                                         -------
TOTAL INVESTMENTS--100.0%
  (Cost $53,589)                                                         $53,530
                                                                         =======

See accompanying Notes to Schedules of Investments.

SCHWAB LONG-TERM TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par         Value
                                                             ------      -------
MUNICIPAL BONDS--99.3%(a)
ALASKA--9.8%
Kodiak Island Borough, Alaska General Obligation
  Bonds Series 1994A/(AMBAC Insurance)(Aaa AAA)
  5.40%, 02/15/10                                            $2,500       $2,393
Valdez, Alaska Marine Terminal Revenue Refunding
  Bonds (BP Pipeline Project) Series 1993B
  (Aa3 AA-)
  5.50%, 10/01/28                                             2,000        1,840
                                                                           -----
                                                                           4,233
                                                                           -----
ARIZONA--5.2%
Maricopa County, Arizona Alhambra Elementary School
  District 68 School Improvement & Refunding Bonds
  Series 1994A/(AMBAC Insurance)(Aaa AAA)
  6.80%, 07/01/12                                             2,000        2,225
                                                                           -----
CALIFORNIA--4.0%
San Francisco, California Downtown Parking Corp.
  Parking Revenue Bonds Series 1993 (A -)
  6.65%, 04/01/18                                               500          510
Santa Clara County, California Financing Authority
  Lease Revenue Bonds (VMC Facility Replacement
  Project) Series 1994A/(AMBAC Insurance)(Aaa AAA)
  7.75%, 11/15/10                                             1,000        1,216
                                                                           -----
                                                                           1,726
                                                                           -----
CONNECTICUT--0.5%
Connecticut State Housing Finance Authority Bonds
  (Housing Mortgage Finance Program) Series 1990B
  Subseries B-1 (Aa AA)
  7.55%, 11/15/08                                               225          230
                                                                           -----
FLORIDA--2.9%
Hillsborough County, Florida Aviation Revenue Bonds
  (Tampa International Airport) Series B/
  (FGIC Insurance)(Aaa AAA)
  5.88%, 10/01/23                                             1,250        1,247
                                                                           -----
ILLINOIS--2.6%
Illinois State Toll Highway Authority Priority
  Revenue Bonds Series 1992A (A1 A+)
  6.38%, 01/01/15                                             1,100        1,140
                                                                           -----

------------------------------------------------------------------------------

                                                              Par         Value
                                                             ------      -------
INDIANA--2.5%
Indiana State Office Building Correctional
  Facilities Revenue Bonds Series A/(AMBAC Insurance)
  (Aaa AAA)
  5.50%, 07/01/20                                            $1,170       $1,097
                                                                           -----
IOWA--2.6%
Ames, Iowa Hospital Revenue Bonds (Mary Greeley
  Medical Center Project) Series 1993/
  (AMBAC Insurance)(Aaa AAA)
  5.70%, 08/15/12                                               500          497
Cedar Rapids, Iowa Hospital Facilities Revenue
  Bonds (St. Luke's Methodist Project) Series 1993/
  (FGIC Insurance)(Aaa AAA)
  6.13%, 08/15/13                                               600          608
                                                                           -----
                                                                           1,105
                                                                           -----
MARYLAND--2.2%
Maryland State Health & Educational Facilities
  Authority Revenue Bonds (Mercy Medical Center)/
  (FSA Insurance)(Aaa AAA)
  5.63%, 07/01/17                                             1,000          967
                                                                           -----
MASSACHUSETTS--2.0%
Massachusetts State Housing Finance Agency Multi
  Family Residential Housing Revenue Bonds
  Series 1989A (A A+)
  7.80%, 08/01/22                                               800          846
                                                                           -----
MICHIGAN--4.1%
Michigan State Hospital Finance Authority
  Revenue Bonds (St. John's Hospital & Medical
  Center)/(AMBAC Insurance)(Aaa AAA)
  5.25%, 05/15/26                                             2,000        1,782
                                                                           -----
MISSISSIPPI--5.1%
Mississippi Hospital Equipment & Facilities
  Authority Revenue Refunding Bonds (Mississippi Baptist
  Medical Center) Series 1995/(MBIA Insurance)
  (Aaa AAA)
  6.00%, 05/01/13                                             2,150        2,185
                                                                           -----
MISSOURI--2.3%
Kansas City, Missouri School District Building
  Revenue Bonds (Capital Improvement Project)
  Series 1993/(FGIC Insurance)(Aaa AAA)
  5.15%, 02/01/08                                             1,000          974
                                                                           -----

SCHWAB LONG-TERM TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par         Value
                                                             ------      -------
NEVADA--4.4%
Nevada State Municipal Bonds General Obligation
  Series A/(FGIC Insurance)(Aaa AAA)
  5.50%, 11/01/25                                            $2,000       $1,890
                                                                           -----
NEW HAMPSHIRE--1.7%
New Hampshire Higher Education & Health Facilities
  Authority Hospital Revenue Bonds (Mary Hitchcock
  Memorial Hospital) Series 1993A/(FGIC Insurance)
  (Aaa AAA)
  5.25%, 08/15/08                                               750          728
                                                                           -----
NEW MEXICO--1.1%
Santa Fe, New Mexico Utility Sewer Revenue Bonds
  Series 1995A/(AMBAC Insurance)(Aaa AAA)
  5.25%, 06/01/17                                               500          461
                                                                           -----
NEW YORK--4.3%
New York State General Obligation Bonds
  Series 1996A (A A-)
  5.30%, 07/15/15                                             2,000        1,867
                                                                           -----
PENNSYLVANIA--9.6%
Pennsylvania Higher Education Facilities Authority
  Revenue Bonds (University of Pennsylvania Health
  Services) Series 1996A (Aa AA)
  5.75%, 01/01/17                                             2,000        1,945
Philadelphia, Pennsylvania Hospitals & Higher
  Education Facilities Authority Revenue Refunding
  Bonds (Children's Hospital) Series 1993A (Aa AA)
  5.25%, 02/15/08                                             1,000          970
Pittsburgh, Pennsylvania Water & Sewer Authority
  Revenue Bonds Series B/(FSA Insurance)(Aaa AAA)
  5.75%, 09/01/25                                             1,250        1,208
                                                                           -----
                                                                           4,123
                                                                           -----
RHODE ISLAND--2.4%
Rhode Island Housing & Mortgage Finance Corp.
  Homeownership Opportunity Bonds Series 10A
  (Aa AA+)
  6.50%, 10/01/22                                             1,000        1,026
                                                                           -----
SOUTH CAROLINA--3.5%
Piedmont, South Carolina Municipal Power Agency
  Electric Revenue Refunding Bonds Series 1992/
  (MBIA Insurance)(Aaa AAA)
  6.20%, 01/01/08                                             1,400        1,498
                                                                           -----

------------------------------------------------------------------------------

                                                              Par         Value
                                                             ------      -------
TEXAS--9.6%
Copperas Cove, Texas Health Facilities Development
  Corp. Hospital Revenue Bonds (Adventist Health
  Systems/Sunbelt Obligated Group) Series 1995/
  (MBIA Insurance)(Aaa AAA)
  5.88%, 11/15/25                                            $1,500      $ 1,458
Harris County, Texas Revenue Refunding Bonds
  (Toll Road Senior Lien) Series 1994/(FGIC
  Insurance) (Aaa AAA)
  5.38%, 08/15/20                                             1,000          929
Texas State Public Finance Authority General
  Obligation Bonds Series 1994B (Aa AA)
  5.75%, 10/01/14                                             1,025        1,029
University of Texas Revenue Refunding Bonds
  Series B (Aa1 AAA)
  6.75%, 08/15/13                                               680          738
                                                                          ------
                                                                           4,154
                                                                          ------
UTAH--4.0%
Intermountain Power Agency, Utah Power Supply
  Revenue Bonds Series 1996D (Aa AA-)
  5.00%, 07/01/21                                             2,000        1,737
                                                                          ------
VIRGINIA--6.5%
Capital Region, Virginia Airport Commission Revenue
  Bonds (Richmond International Airport) Series
  1995A/(AMBAC Insurance)(Aaa AAA)
  5.63%, 07/01/15                                             1,000          975
Chesapeake Bay Bridge & Tunnel Commission,
  Virginia Revenue Refunding Bonds/
  (MBIA Insurance)(Aaa AAA)
  5.25%, 07/01/19                                             2,000        1,825
                                                                          ------
                                                                           2,800
                                                                          ------
WASHINGTON--6.4%
King County, Washington School District General
  Obligation Bonds No. 415 Series A (A1 AA-)
  5.55%, 12/01/11                                               500          498
Seattle, Washington Municipal Light & Power Revenue
  Refunding Bonds Series 1993 (Aa AA)
  5.40%, 05/01/08                                             2,300        2,266
                                                                          ------
                                                                           2,764
                                                                          ------
TOTAL MUNICIPAL BONDS
  (Cost $42,511)                                                          42,805
                                                                          ------

SCHWAB LONG-TERM TAX-FREE BOND FUND
------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1996

                                                              Par         Value
                                                             ------      -------
VARIABLE RATE OBLIGATIONS--0.5%(b)
CALIFORNIA--0.2%
California Pollution Control Financing Authority
  Pollution Control Revenue Bonds (Burney Forest
  Project) Series 1988A/(Fleet Bank LOC)(- P-1)
  3.70%, 09/01/96                                              $100       $  100
                                                                          ------
FLORIDA--0.3%
Hillsborough County, Florida Industrial Development
  Agency Pollution Control Revenue Refunding Bonds
  (Tampa Electric/Gannon Coal Conversion Project)
  Series 1992 (VMIG1 A-1+)
  3.75%, 09/01/96                                               100          100
                                                                          ------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $200)                                                                200
                                                                          ------
                                                             Shares
                                                             ------
CASH EQUIVALENTS--0.2%(c)
Provident Institutional Funds--MuniFund Portfolio
  3.01%, 09/07/96                                                94           94
                                                                         --------
TOTAL CASH EQUIVALENTS
  (Cost $94)                                                                  94
                                                                         --------
TOTAL INVESTMENTS--100.0%
  (Cost $42,805)                                                         $43,099
                                                                         ========

------------------------------------------------------------------------------
NOTES TO SCHEDULES OF INVESTMENTS
August 31, 1996

Parenthetical disclosures which follow each security represent independent bond ratings, where available, as provided by Moody Investor Services, Inc. and Standard & Poor's Corporation which were in effect at August 31, 1996. These ratings are unaudited.

     (a) Interest rates represent coupon rate of security.

     (b) Interest rates vary periodically based on current market rates. Rates shown are the effective rates on August 31, 1996. Dates shown represent the latter of the demand date or next interest rate change date, which is considered the maturity date for financial reporting purposes. For variable rate securities without demand features the next interest reset date is shown.

     (c) Interest rates represent the yield on August 31, 1996.

    Abbreviations
    -------------
    AMBAC      AMBAC Indemnity Corporation
    FGIC       Financial Guaranty Insurance Company
    FSA        Financial Security Assurance
    LOC        Letter of Credit
    MBIA       Municipal Bond Investors Assurance
    VMIG       Variable Moody's Investment Grade

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
August 31, 1996

                                               Schwab          Schwab
                                         Short/Intermediate   Long-Term
                                              Tax-Free        Tax-Free
                                             Bond Fund        Bond Fund
                                         ------------------   ---------
ASSETS
Investments, at value
  (Cost: $53,589 and $42,805,
  respectively)                               $ 53,530         $43,099
Interest receivable                                705             600
Receivable from advisor                             --              11
Receivable for Fund shares sold                      2              --
Deferred organization costs                         31              16
Prepaid expenses                                    19              27
                                               -------         -------
    Total assets                                54,287          43,753
                                               -------         -------
LIABILITIES
Payable for:
  Dividends                                         29              31
  Fund shares redeemed                              69               3
  Deferred organization costs                       --               4
  Other                                             57              43
                                               -------         -------
    Total liabilities                              155              81
                                               -------         -------
Net assets applicable to outstanding
  shares                                      $ 54,132         $43,672
                                               =======         =======
NET ASSETS CONSIST OF:
  Capital paid in                             $ 54,716         $43,753
  Accumulated undistributed net
    investment income                               12              15
  Accumulated net realized loss on
    investments sold                              (537)           (390)
  Net unrealized gain (loss) on
    investments                                    (59)            294
                                               -------         -------
                                              $ 54,132         $43,672
                                               =======         =======
PRICING OF SHARES
  Outstanding shares, $0.00001 par
    value (unlimited shares authorized)          5,393           4,312
  Net asset value, offering and
    redemption price per share                $  10.04         $ 10.13

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (in thousands)
Year ended August 31, 1996

                                               Schwab          Schwab
                                         Short/Intermediate   Long-Term
                                              Tax-Free        Tax-Free
                                             Bond Fund        Bond Fund
                                         ------------------   ---------
Interest income                               $  2,404        $  2,405
                                              --------        --------
Expenses:
  Investment advisory and
    administration fee                             216             177
  Transfer agency and shareholder
    service fees                                   132             108
  Custodian fees                                    37              31
  Registration fees                                 18              13
  Professional fees                                 22              29
  Shareholder reports                               21              17
  Trustees' fees                                     4               4
  Amortization of deferred organization
    costs                                           15              17
  Insurance and other expenses                       9              10
                                              --------        --------
                                                   474             406
Less expenses reduced and absorbed                (216)           (194)
                                              --------        --------
    Total expenses incurred by Fund                258             212
                                              --------        --------
Net investment income                            2,146           2,193
                                              --------        --------
Net realized gain (loss) on investments
  sold:
  Proceeds from sales of investments            67,974          61,630
  Cost of investments sold                     (67,824)        (61,207)
                                              --------        --------
    Net realized gain on investments
      sold                                         150             423
                                              --------        --------
Change in net unrealized gain (loss)
  on investments:
  Beginning of period                              531             929
  End of period                                    (59)            294
                                              --------        --------
    Decrease in net unrealized gain on
      investments                                 (590)           (635)
                                              --------        --------
Net loss on investments                           (440)           (212)
                                              --------        --------
Increase in net assets resulting from
  operations                                  $  1,706        $  1,981
                                              ========        ========

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

                                              Schwab              Schwab
                                        Short/Intermediate      Long-Term
                                        Tax-Free Bond Fund  Tax-Free Bond Fund
                                        ------------------  ------------------
                                                Year ended August 31,
                                          1996      1995      1996      1995
                                        --------  --------  --------  --------
Operations:
  Net investment income                 $  2,146  $  2,261  $  2,193  $  2,238
  Net realized gain (loss) on
    investments sold                         150      (448)      423      (806)
  Increase (decrease) in net unrealized
    gain on investments                     (590)    1,372      (635)    1,600
                                        --------  --------  --------  --------
  Increase in net assets resulting from
    operations                             1,706     3,185     1,981     3,032
                                        --------  --------  --------  --------
Dividends to shareholders from
  net investment income                   (2,147)   (2,255)   (2,193)   (2,232)
                                        --------  --------  --------  --------
Capital share transactions:
  Proceeds from shares sold               19,101    17,344    18,452    21,437
  Net asset value of shares issued in
    reinvestment of dividends              1,701     1,746     1,569     1,626
  Less payments for shares redeemed      (18,733)  (31,405)  (17,550)  (26,425)
                                        --------  --------  --------  --------
  Increase (decrease) in net assets
    from capital share transactions        2,069   (12,315)    2,471    (3,362)
                                        --------  --------  --------  --------
Total increase (decrease) in net assets    1,628   (11,385)    2,259    (2,562)
                                        --------  --------  --------  --------
Net assets:
  Beginning of period                     52,504    63,889    41,413    43,975
                                        --------  --------  --------  --------
  End of period (including
    undistributed net investment income
    of $12, $13, $15 and $15,
    respectively)                       $ 54,132  $ 52,504  $ 43,672  $ 41,413
                                        ========  ========  ========  ========
Number of Fund shares:
  Sold                                     1,891     1,754     1,797     2,196
  Reinvested                                 168       176       153       166
  Redeemed                                (1,854)   (3,185)   (1,714)   (2,707)
                                        --------  --------  --------  --------
  Net increase (decrease) in shares
    outstanding                              205    (1,255)      236      (345)
Shares outstanding:
  Beginning of period                      5,188     6,443     4,076     4,421
                                        --------  --------  --------  --------
  End of period                            5,393     5,188     4,312     4,076
                                        ========  ========  ========  ========

See accompanying Notes to Financial Statements.

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

1. DESCRIPTION OF THE FUNDS

The Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund (the "Funds") are series of Schwab Investments (the "Trust"), a no load, open-end, management investment company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940, as amended.

In addition to the Funds, the Trust also offers -- the Schwab 1000 Fund(R), Schwab Short/Intermediate Government Bond Fund, Schwab Long-Term Government Bond Fund, Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund. The assets of each series are segregated and accounted for separately.

The investment objective of the Funds is to seek to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital. The Funds, which are not "diversified" investment companies within the meaning of the Investment Company Act of 1940, as amended, each invest primarily in debt obligations issued by or on behalf of states, territories and possessions of the United States Government, its agencies or instrumentalities, the interest of which is not subject to federal income tax.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security valuation -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the most recent bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities within 60 days or less of maturity are stated at amortized cost which approximates market value.

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

Security transactions and interest income -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes amortization of premium on investments. Realized gains and losses from security transactions are determined on an identified cost basis. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date.

Dividends to shareholders -- Each Fund declares a daily dividend, from its net investment income for that day, payable monthly. Distributions of net capital gains, if any, are recorded on ex-dividend date, payable annually on a calendar year basis.

Deferred organization costs -- Costs incurred in connection with the organization of the Funds, their initial registration with the Securities and Exchange Commission and with various states are amortized on a straight-line basis over a five-year period from each Fund's commencement of operations.

Expenses -- Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are allocated to each series in proportion to their relative net assets.

Federal income taxes -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

All distributions paid by the Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund during the year ended August 31, 1996 qualify as exempt interest dividends for federal tax purposes.

------------------------------------------------------------------------------

At August 31, 1996, (for financial reporting and federal income tax purposes), net unrealized loss for the Schwab Short/Intermediate Tax-Free Bond Fund aggregated $59,000, of which $218,000 related to appreciated securities and $277,000 related to depreciated securities, and net unrealized gain for the Schwab Long-Term Tax-Free Bond Fund aggregated $294,000, of which $866,000 related to appreciated securities and $572,000 related to depreciated securities.

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Funds each pay an annual fee, payable monthly, of 0.41% of each Fund's average daily net assets. Under this agreement, the Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund incurred investment advisory and administration fees of $216,000 and $177,000, respectively, for the year ended August 31, 1996, before the Investment Manager reduced its fee (see
Note 4).

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each Fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services. For the year ended August 31, 1996, the Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund incurred transfer agency and shareholder service fees of $132,000 and $108,000, respectively, before Schwab reduced its fees (see Note 4).

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

Officers and trustees -- Certain officers and trustees of the Trust are also officers and/or directors of the Investment Manager and/or Schwab. During the year ended August 31, 1996, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Funds incurred fees aggregating $8,000 related to the Trust's unaffiliated trustees.

4. EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT MANAGER AND SCHWAB

The Investment Manager and Schwab reduced a portion of their fees and absorbed certain expenses in order to limit the ratio of operating expenses to average net assets for each Fund. During the year ended August 31, 1996, the total of such fees and expenses reduced and absorbed by the Investment Manager were $84,000 and $86,000 for the Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund, respectively, and the total of such fees reduced by Schwab were $132,000 and $108,000 for the Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund, respectively, (see
Note 6).

5. INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations, during the year ended August 31, 1996, were as follows (in thousands):

                                  Schwab                Schwab
                            Short/Intermediate        Long-Term
                            Tax-Free Bond Fund    Tax-Free Bond Fund
                            ------------------    ------------------
Purchases                         $28,329               $24,831
Proceeds of sales and
  maturities                      $22,168               $19,569

------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period:

                                               Schwab Short/Intermediate
                                                   Tax-Free Bond Fund
                                     ----------------------------------------------
                                                                       Period ended
                                          Year ended August 31,         August 31,
                                      1996        1995        1994        1993++
                                     -------     -------     -------   ------------
Net asset value at beginning of
  period                             $ 10.12     $  9.92     $ 10.15     $  10.00
Income from investment operations
---------------------------------
  Net investment income                 0.41        0.40        0.37         0.13
  Net realized and unrealized gain
    (loss) on investments              (0.08)       0.20       (0.23)        0.15
                                     -------     -------     -------      -------
  Total from investment operations      0.33        0.60        0.14         0.28
Less distributions
------------------
  Dividends from net investment
    income                             (0.41)      (0.40)      (0.37)       (0.13)
  Distributions from realized gain
    on investments                        --          --          --           --
                                     -------     -------     -------      -------
  Total distributions                  (0.41)      (0.40)      (0.37)       (0.13)
                                     -------     -------     -------      -------
Net asset value at end of period     $ 10.04     $ 10.12     $  9.92     $  10.15
                                     =======     =======     =======      =======
Total return (%)                        3.32        6.23        1.42         2.83
----------------
Ratios/Supplemental data
------------------------
  Net assets, end of period (000s)   $54,132     $52,504     $63,889     $ 54,450
  Ratio of expenses to average net
    assets (%)                          0.49        0.49        0.48         0.45*
  Ratio of net investment income to
    average net assets (%)              4.06        4.06        3.71         3.63*
  Portfolio turnover rate (%)             44          35          19           11
---------------
  Ratio of expenses to average net
    assets prior to reduced fees
    and absorbed expenses (%)+          0.90        0.89        0.91         1.26*
  Ratio of net investment income to
    average net assets prior to
    reduced fees and absorbed
    expenses (%)+                       3.65        3.66        3.28         2.82*

 ++ For the period April 21, 1993 (commencement of operations) to August 31,
    1993.
 + The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets.
 * Annualized

------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
Year ended August 31, 1996

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                              Schwab Long-Term Tax-Free Bond Fund
                               -----------------------------------------------------------------
                                                                      Eight months     Period
                                                                         ended         ended
                                       Year ended August 31,           August 31,   December 31,
                                  1996         1995         1994          1993         1992++
                               -----------  -----------  -----------  ------------  ------------
Net asset value at
 beginning of period             $ 10.16      $  9.95      $ 10.59      $   9.92      $  10.00
Income from investment
----------------------
 operations
-----------
 Net investment income              0.52         0.53         0.52          0.36          0.17
 Net realized and unrealized
   gain (loss) on investments      (0.03)        0.21        (0.56)         0.67         (0.08)
                                 -------      -------      -------       -------       -------
 Total from investment
   operations                       0.49         0.74        (0.04)         1.03          0.09
Less distributions
------------------
 Dividends from net investment
   income                          (0.52)       (0.53)       (0.52)        (0.36)        (0.17)
 Distributions from realized
   gain on investments                --           --        (0.08)           --            --
                                 -------      -------      -------       -------       -------
 Total distributions               (0.52)       (0.53)       (0.60)        (0.36)        (0.17)
                                 -------      -------      -------       -------       -------
Net asset value at end of
 period                          $ 10.13      $ 10.16      $  9.95      $  10.59      $   9.92
                                 =======      =======      =======       =======       =======
Total return (%)                    4.87         7.76        (0.42)        10.56          0.92
----------------
Ratios/Supplemental data
------------------------
 Net assets, end of period
   (000s)                        $43,672      $41,413      $43,975      $ 50,413      $ 28,034
 Ratio of expenses to average
   net assets (%)                   0.49         0.54         0.51          0.45*         0.45*
 Ratio of net investment
   income to average net
   assets (%)                       5.06         5.40         5.05          5.30*         5.61*
 Portfolio turnover rate (%)          50           70           62            91            54
---------------
 Ratio of expenses to average
   net assets prior to reduced
   fees and absorbed expenses
   (%)+                             0.94         0.93         0.99          1.18*         1.53*
 Ratio of net investment
   income to average net
   assets prior to reduced
   fees and absorbed expenses
   (%)+                             4.61         5.01         4.57          4.57*         4.53*

 ++ For the period September 11, 1992 (commencement of operations) to December
    31, 1992.
 + The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets.
 * Annualized

------------------------------------------------------------------------------

To the Trustees and Shareholders of
the Schwab Short/Intermediate Tax-Free Bond Fund and
Schwab Long-Term Tax-Free Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schwab Short/Intermediate Tax-Free Bond Fund and the Schwab Long-Term Tax-Free Bond Fund (two series constituting part of Schwab Investments, hereafter referred to as the "Trust") at August 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
San Francisco, California
September 24, 1996

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

                              SCHWABFUNDS FAMILY(R)

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio with one investment in any of our three asset allocation funds, choose from several equity markets with our equity funds, or diversify your portfolio across asset classes and fund management
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market funds.

                          SCHWAB ASSET ALLOCATION FUNDS
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                               SCHWAB EQUITY FUNDS
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                                SCHWAB BOND FUNDS
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                             and Short/Intermediate
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                             and Short/Intermediate

                            SCHWAB MONEY MARKET FUNDS

Schwab offers an array of money market funds 3 that seek high current income with safety and liquidity. Choose from taxable or tax-exempt alternatives. Many
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Please call 1-800-2 NO-LOAD for a free prospectus and brochure for any of the
SchwabFunds(R).

Each prospectus provides more complete information, including charges and
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This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

1. Funds that invest primarily in other mutual funds.

2. In subscription until November 15, 1996, unless the subscription period is extended, at an introductory share price of $10. After that date the share price will fluctuate.

3. Investments in money market funds are neither insured nor guaranteed by the U.S. government, and there is no assurance that the Funds will be able to maintain a stable share price of $1.

                                                                ----------------
                                                                   BULK RATE
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                 CHARLES SCHWAB
                                                                ----------------


[SCHWABFUNDS FAMILY(R) LOGO]
101 Montgomery Street
San Francisco, California 94104

INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
101 Montgomery Street, San Francisco, CA 94104

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)1996 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

TF4267R(9/96) CRS 10552 Printed on recycled paper.